Exhibit 10.1

AMENDMENT TO INSIDER LETTER

THIS AMENDMENT NO. 1 to the Letter Agreement dated January 28, 2026 (the “Insider Letter”) by and between K2 Capital Acquisition Corporation (the “Company”), K2 Capital Sponsor LLC (the “Sponsor”) and the insiders signatory to the Insider Letter (the “Insiders”) is dated as of August 26, 2026 (“Amendment No. 1”). The purpose of Amendment No. 1 is to amend paragraphs 7(a) and 7(b) of the Insider Letter to amend the lock-up provisions. Terms not otherwise defined herein are as defined in the Insider Letter.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	The first sentence of paragraph 7(a) of the Insider Letter is replaced in its entirety with the following:

“7. (a) The Sponsor and each Insider agree that it, he or she shall not Transfer (as defined below) any Founder Shares (or Class A Ordinary Shares issuable upon conversion thereof) until the earlier of: (i) six months after completion of the Business Combination or (ii) the closing price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after completion of the Business Combination (the “Lock-up”).”

2.	Paragraph 7(b) of the Insider Letter is replaced in its entirety with the following:

“(b) The Sponsor and each Insider agree not to Transfer any Private Placement Units (including the underlying securities) held by it, he or she until 30 days after the completion of a Business Combination.”

3.	Except as set forth herein, there are no other changes to the Insider Letter.

4.	Each party that is a signatory hereto is duly authorized to execute this Amendment No. 1.

IN WITNESS WHEREOF, the undersigned have set their hand as of the date first above written.

K2 CAPITAL ACQUISITION CORPORATION

By:	/s/ Karan Thakur
Name:	Karan Thakur
Title:	Chief Executive Officer

K2 CAPITAL SPONSOR LLC

By:	/s/ Karan Thakur
Name:	Karan Thakur
Title:	Managing Member

By:	/s/ Karan Thakur
Name:	Karan Thakur
Title:	Chief Executive Officer

By:	/s/ Glenn Worman
Name:	Glenn Worman
Title:	Chief Financial Officer

By:	/s/ Yungkong Bann
Name:	Yungkong Bann
Title:	Director

By:	/s/ Michael E. Fuentes
Name:	Michael E. Fuentes
Title:	Director

By:	/s/ Rajiv Matthew
Name:	Rajiv Matthew
Title:	Director

By:	/s/ John Vonglis
Name:	John Vonglis
Title:	Advisor